UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2013

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices)  (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On April 29, 2013, Innovative Solutions and Support, Inc. (the “Company”) issued a press release announcing that the Board of Directors has approved a stock repurchase program, effective as of May 1, 2013, pursuant to which the Company may repurchase up to 250,000 shares of its common stock.  The program will remain in effect until May 1, 2014, unless extended by the Board of Directors.  The program replaces the Company’s previous stock repurchase program, which expired as of February 10, 2013.  The press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1         Innovative Solutions and Support, Inc. press release dated April 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 29, 2013	By:
Ronald C. Albrecht
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Innovative Solutions and Support, Inc. press release dated April 29, 2013.